UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

____________________________________________

FORM 8-K /A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 14, 2013

____________________________________________

DIVERSIFIED RESOURCES, INC.
(Exact name of registrant as specified in its charter)

NEVADA	333-175183	98-0687026
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2114 Ridge Plaza Drive
Castle Rock, CO 80108
(Address of principal executive offices, including zip code)

951-255-9100
(Registrant's telephone number, including area code)

____________________________________________
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Change in Registrant’s Certifying Accountant

On May 20, 2013, we terminated Anton & Chia LLP, 440 MacArthur Blvd, Suite 970, Newport Beach, CA 92660, as our independent registered public accounting firm.  The decision to dismiss Anton & Chia LLP as our independent registered public accounting firm was approved by our Board of Directors on May 14, 2013.  Except as noted in the paragraph immediately below, the reports of Anton & Chia LLP’s financial statements for the years ended October 31, 2011 and October 31, 2012 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

The reports of the Anton & Chia LLP on our financial statements as of and for the year ended October 31, 2012 contained an explanatory paragraph which noted that there was substantial doubt as to our ability to continue as a going concern as we had suffered negative working capital, had experienced negative cash flows from continuing operating activities and also due to uncertainty with respect to our ability to meet short-term cash requirements.

During the year ended October 31, 2012, and through May 20, 2013, we have not had any disagreements with Anton & Chia LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Anton & Chia LLP’s satisfaction, would have caused it to make reference to the subject matter of the disagreements in its reports on our consolidated financial statements for such years or in connection with its reports in any subsequent interim period through the date of dismissal.

During the year ended October 31, 2012 and through May 20, 2013, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

On May 20, 2013, we delivered a copy of this report to Anton & Chia LLP.  Anton & Chia LLP issued their response, which is filed concurrently herewith as Exhibit 16.1.

New Independent Registered Public Accounting Firm

On May 14, 2013, we engaged MaloneBailey, LLP, 10350 Richmond Avenue, Suite 800, Houston, Texas 77042, an independent registered public accounting firm, as our principal independent accountant with the recommendation of and approval of our Board of Directors. We have not consulted with MaloneBailey, LLP on any accounting issues prior to engaging them as our new auditors.

During the two most recent fiscal years and through the date of engagement, we have not consulted with MaloneBailey, LLP regarding either:

1.
The application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor oral advice was provided that MaloneBailey, LLP concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.
Any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv)(A) of Regulation S-K and the related instruction to Item 304 of Regulation S-K, or a reportable event, as that term is explained in Item 304(a)(1)(iv)(A) of Regulation S-K.

Item 9.01  Financial Statements and Exhibits

Exhibit No.	Description
16.1	Letter from Anton & Chia LLP dated May 20, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diversified Resources, Inc.

Date: May 21 ,  2013

By:	/s/ Philip F. Grey
Philip F. Grey President